Exhibit 10.7



                               SECOND AMENDMENT TO
           TRADEMARK, PATENT AND INDUSTRIAL DESIGNS SECURITY AGREEMENT
           -----------------------------------------------------------

         THIS SECOND AMENDMENT TO TRADEMARK, PATENT AND INDUSTRIAL DESIGNS SECURITY AGREEMENT, dated November ___, 2007 (this "Second Amendment"), is made between RONSON CORPORATION, a New Jersey corporation with its principal office at Corporate Park III, Campus Drive, P.O. Box 6707, Somerset, New Jersey 08875 ("Ronson") and THE CIT GROUP/COMMERCIAL SERVICES, INC., a New York corporation, having an office at 11 West 42nd Street, 11th Floor, New York, New York 10017 ("Lender").


                                   WITNESSETH:
                                   -----------

         Ronson, Ronson Consumer Products Corporation ("RCPC"), Ronson Aviation, Inc. ("Ronson Aviation"), Ronson Corporation of Canada, Ltd. ("Ronson Canada" and together with Ronson, RCPC and RAI, each a "Company" and collectively, "Companies") and Lender are parties to that certain Financing Agreement, dated July 31, 2006 (as amended, restated, supplemented or otherwise modified from time to time, including as amended by the Fifth Amendment to Loan Agreement (defined below), the "Loan Agreement"; capitalized terms used but not otherwise defined herein or in the IP Security Agreement hereinafter identified shall have the meanings ascribed thereto in the Loan Agreement). In accordance with the terms of the Loan Agreement, Ronson executed and delivered to CIT that certain Trademark, Patent and Industrial Designs Security Agreement dated as of July 31, 2006 (as it may be amended, restated, modified or supplemented from time to time, the "IP Security Agreement"). The Companies and CIT are entering into that certain Fifth Amendment to Loan Agreement dated the date hereof (the "Fifth Amendment to Loan Agreement") and it is a condition precedent to the effectiveness of the Fifth Amendment to Loan Agreement that the parties enter into this Second Amendment, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in order to induce Lender to continue to extend credit to the Companies, in consideration of the premises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree as follows:

         1.       Amendments.
                  ----------

         (a) Paragraph 2 of the IP Security Agreement is amended and restated in its entirety as follows:

         2.       OBLIGATIONS SECURED.
                  -------------------

                  The security interests granted to Lender in this Agreement shall secure the prompt and indefeasible payment and performance of all Obligations (as defined in the Loan Agreement).

         (b) The last paragraph of Subparagraph 5.G. of the IP Security Agreement is hereby deleted in its entirety.

         (c) Subparagraph 6.F. of the IP Security Agreement is amended and restated in its entirety as follows:

         F. The security interest granted to Lender hereunder shall terminate and the Collateral will be reassigned to Ronson, at Ronson's sole expense, upon termination of the Loan Agreement and indefeasible payment in full to Lender of all Obligations. Lender will thereupon execute such release and other documents as Ronson may

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                  reasonably request, at Ronson's sole expense, to evidence such termination and reassignment.

         3. Representations and Warranties. Ronson hereby represents and
            ------------------------------
warrants to Lender that: (a) each representation and warranty of Ronson set forth in the IP Security Agreement is true and correct on and as if made on this date; (b) other than Permitted Encumbrances, there have been no liens, encumbrances, security interests, or claims filed against or created in any of the Collateral from July 31, 2006 to the date hereof, (c) except for the Existing Default (as defined in the Fifth Amendment to Loan Agreement), no Event of Default exists under the IP Security Agreement; and (d) each of this Second Amendment and the IP Security Agreement, as amended hereby, are the legal, valid and binding obligation of Ronson enforceable against it in accordance with their terms.

         4. Continuing Effect of Intellectual Property Security Agreement.
            -------------------------------------------------------------
Except as expressly amended and modified hereby, the provisions of the Intellectual Property Security Agreement, are and shall remain in full force and effect and are hereby ratified and confirmed.

         5. Confirmation of Security Interest. As security for the payment or
            ---------------------------------
other satisfaction of the Obligations, Ronson hereby reconfirms the assignment and grant of a continuing first priority (subject only to Permitted Encumbrances) lien, charge and security interest in and to the Collateral, whether now owned or hereafter acquired, created or arising and wherever located, granted to CIT by Ronson under the IP Security Agreement. Ronson hereby confirms and agrees that all such security interests and liens granted to CIT under the IP Security Agreement continue in full force and effect and shall continue to secure the Obligations. Nothing herein contained is intended to in any way impair or limit the validity, priority and extent of Lender's existing security interest in and liens upon the Collateral.

         6. Counterparts. This Second Amendment may be executed in multiple
            ------------
counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature delivered by a party via facsimile shall be deemed to be an original signature hereto.

                      [Signatures appear on following page]




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

         IN WITNESS WHEREOF, and intending to be legally bound hereby, Ronson and Lender have executed this Second Amendment as of the day and year first above written.

                                   RONSON CORPORATION


                                   By:____________________________________
                                   Name:   Louis V. Aronson II
                                   Title: President and Chief Executive Officer

                                   THE CIT GROUP/COMMERCIAL SERVICES, INC.


                                   By:____________________________________
                                   Name:
                                   Title:

STATE OF NEW JERSEY         :
                            : ss.
COUNTY OF SOMERSET          :

         On this ____ day of November, 2007, before me personally came Louis V. Aronson II, to me known, who being duly sworn, did depose and say, that he/she is the President and Chief Executive Officer of Ronson Corporation, the corporation described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of said corporation.



                                                --------------------------------
                                                Notary Public


STATE OF NEW YORK           :
                            : ss.
COUNTY OF NEW YORK          :

         On this ____ day of November, 2007, before me personally came ________________, to me known, who being duly sworn, did depose and say, that he/she is the ____________ of The CIT Group/Commercial Services, Inc., the corporation described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of said corporation.



                                                --------------------------------
                                                Notary Public


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